Accrued expenses and other liabilities	12 Months Ended
Dec. 31, 2024
Accrued expenses and other liabilities
Accrued expenses and other liabilities

11.Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Professional service fees payable	4,547	2,838
Payables to financial partners	3,311	4,441
Payables to non-performing assets disposal companies	6,139	6,441
Payable to business partner on behalf a third party	4,514	4,514
Payroll payable	1,402	1,757
Deferred service fee	1,535	1,752
Other payable*	139,341	139,341
Others	4,283	2,777
Total	165,072	163,861

* The balance represents non - controlling interest in the disposed SCHL Group (see Note 4). The investment from the non - controlling interest holder was utilized by the Company in the form of working capital loan to its currently consolidated subsidiaries, VIEs and VIEs subsidiaries and was waived by SCHL Group before Deconsolidation. As the Group is not able to ascertain that the non - controlling interest holder will not claim from the Group for its interest in SCHL Group after the disposal of SCHL Group in the foreseeable future, the Group recognized balance of noncontrolling interest as of the disposal date as other payables due to the non - controlling interest holder upon Deconsolidation. The maximum exposure expected is RMB139,341, which is the initial investment of RMB150,000 decreased by RMB 10,659 loss from operations of Huatai Ningxia since the investment was made.